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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): April 8, 1998

                         VALUEVISION INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                   MINNESOTA
                 (State or other jurisdiction of incorporation)

        0-20243                                      41-1673770
(Commission File Number)                  (IRS Employer Identification No.)

                  6740 SHADY OAK ROAD, EDEN PRAIRIE, NM 55344
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (612) 947-5200

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

                                  Page 1 of 2

                        Exhibit Index Appears on Page 2

ITEM 5.  OTHER EVENTS.

     The Registrant's Press Release dated April 8, 1998, which is filed as
Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

99.1  Press Release dated April 8, 1998.

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                                                                    Page 2 of 2

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VALUEVISION INTERNATIONAL, INC.
(Registrant)

Date: April 9, 1998                    By: /s/ David T. Quinby
                                               ---------------------------------
                                           Name: David T. Quinby
                                           Title: Vice President
                                                  General Counsel and Secretary

                                 EXHIBIT INDEX

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EXHIBIT NO.          DESCRIPTION                                           PAGE
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  99.1               Press Release . . . . . . . . . . . . . . . . . . . .

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